vnExhibit 99.1

Editorial Contact:	Investor Contact:
Mary Camarata	Marshall Mohr
Adaptec, Inc.	Adaptec, Inc.
408-957-1630	408-957-6773
mary_camarata@adaptec.com	marshall_mohr@adaptec.com

ADAPTEC REPORTS SECOND QUARTER FY 2006 RESULTS

MILPITAS, Calif. – November 3, 2005 – Adaptec, Inc. (NASDAQ: ADPT), a global leader in storage solutions, today reported financial results for the second quarter of its fiscal year of 2006 ended September 30, 2005, that are in-line with its press release issued on October 20, 2006.

Non-GAAP net revenue for the Company’s combined operations for the second quarter of fiscal 2006 ended September 30, 2005 was $115.1 million, compared with $105.9 million for the first quarter of fiscal 2006 and $121.7 million for the second quarter of 2005.  The non-GAAP net loss for the Company’s combined operations for the second quarter of fiscal 2006 was ($1.5) million or ($0.01) per share compared with a non-GAAP net loss of ($14.3) million or ($0.13) per share for the first quarter of fiscal 2006 and non-GAAP net income of $3.8 million or $0.03 per share for the second quarter of fiscal 2005.

The GAAP net loss for the Company’s combined operations for second quarter of fiscal 2006 was ($105.8) million or ($0.94) per share, compared with a net loss of ($36.0) million, or ($0.32) per share, for the first quarter of fiscal 2006 and net loss of ($8.1) million or ($0.07) per share, for the second quarter of fiscal 2005.  Included in the fiscal 2006 second quarter GAAP net loss is the total impairment of goodwill of $90.6 million and a loss on the sale of the IBM I&P Series business of $7.0 million.

A complete reconciliation between GAAP net revenue and net loss and non-GAAP net revenue and net loss for the second quarter of fiscal 2006, is provided in the attached tables.

During the quarter, the Company divested its IBM iSeries and pSeries RAID business and recently announced its intention to divest its Systems business. These two businesses are now considered “discontinued operations” and will be referenced as such in this announcement and in all future earnings announcements. Similarly, the Company’s Component business, now called Data Protection Solutions, and Desktop business are considered “continuing operations.” The operating results reflected in the prior paragraphs are based on the combination of continuing and discontinued operations. Detail on continuing operations is provided below.

Net revenue for the Company’s continuing operations for the second quarter of fiscal 2006 ended September 30, 2005 was $83.2 million, compared with $72.5 million for the first quarter of fiscal 2006 and $99.8 million for the second quarter of 2005.  Non-GAAP loss from continuing operations for the second quarter of fiscal 2006 was ($2.1) million or ($0.02) per share compared with ($8.3) million or  ($0.07) per share for the first quarter of fiscal 2006 and non-GAAP income from continuing operations of $7.7 million or $0.06 per share for the second quarter of fiscal 2005. The GAAP loss from continuing operations for the second quarter of fiscal 2006 was ($94.8) million or ($0.84) per share compared with ($10.5) million or ($0.09) per share for the first quarter of fiscal 2006 and GAAP income from continuing operations of $12.8 million or $0.10 per share for the second quarter of fiscal 2005.

The Company indicated that the increase revenue performance is primarily attributed to its Data Protection Solutions business, particularly sales to OEM’s, and seasonal buying associated with certain Desktop Products. Improved operating margins occurred in all of the Company’s business segments and reflect improvements in supply chain management, reduced spending and favorable product mix.

“In the past quarter the Adaptec team was intent on fixing our operational issues and taking steps to bring the Company back to profitability,” said Adaptec Interim Chief Executive Officer, D. Scott Mercer.   “We are pleased with the direction of the Company since we reported earnings in July. We made significant headway on a number of fronts and our improvement in operating results is an indication of our progress.”

Conference Call

The Adaptec second quarter 2006 second quarter earnings conference call is scheduled for 1:45 p.m. PDT on November 3, 2005. Individuals may participate via webcast by visiting www.adaptec.com/investor 15 minutes prior to the call. A telephone replay will be made accessible for one week, at (800) 642-1687 (domestic) or (706) 645-9291 (international) with ID#9348026. A webcast replay will also be available via the Adaptec Web site at www.adaptec.com/investor.

Safe Harbor Statement

This news release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events or the future performance of Adaptec. These forward-looking statements are based on current expectations, forecasts and assumptions and involve a number of risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. These risks include: identifying potential buyers for the Systems business; market demand for RAID products; difficulty in forecasting the volume and timing of customer orders; reduced demand in the server, network storage and desktop computer markets; our target markets’ failure to accept, or delay in accepting, network storage and other advanced storage solutions, including our SAS, SATA and iSCSI lines of products; decline in consumer acceptance of our current products; the timing and volume of orders by OEM customers for storage products; our ability to control and manage costs associated with the delivery of new products; and the adverse effects of the intense competition we face in our business. For a more complete discussion of risks related to our business, reference is made to the section titled “Risk Factors” included in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2005, on file with the Securities and Exchange Commission. Adaptec assumes no obligation to update any forward looking information that is included in this release.

About Adaptec

Adaptec Inc. (NASDAQ:ADPT) provides end-to-end storage solutions that reliably move, manage and protect critical data and digital content. Adaptec provides software and hardware solutions for storage connectivity and data protection, storage networking and networked storage subsystems to leading OEM and distribution channel partners. Adaptec solutions are in use by enterprises, ISPs, medium and small businesses and consumers worldwide. Adaptec is an S&P Small Cap 600 Index member.

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Three-Month Period Ended
	September 30, 2005				September 30, 2004
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$83,234	$—		$83,234	$99,752	$—		$99,752
Cost of revenues	54,315	(15	)(a)	54,300	53,145	—		53,145
Gross profit	28,919	15		28,934	46,607	—		46,607
Operating expenses:
Research and development	15,680	(54	)(a)	15,626	22,336	(569	)(b)	21,767
Selling, marketing and administrative	16,273	(208	)(a)	16,065	20,153	(2,127	)(b)	18,026
Amortization of acquisition-related intangible assets	1,761	(1,761	)(c)	—	2,392	(2,392	)(c)	—
Restructuring charges	478	(478	)(d)	—	1,928	(1,928	)(d)	—
Goodwill impairment	90,602	(90,602	)(e)	—	—	—		—
Total operating expenses	124,794	(93,103)		31,691	46,809	(7,016)		39,793

Income (loss) from continuing operations	(95,875)	93,118		(2,757)	(202)	7,016		6,814
Interest and other income	4,523	15	(f)	4,538	3,659	—		3,659
Interest expense	(868)	—		(868)	(1,145)	—		(1,145)
Income (loss) from continuing operations before income taxes	(92,220)	93,133		913	2,312	7,016		9,328
Provision for (benefit from) income taxes	2,557	482	(g)	3,039	(10,443)	12,076	(h)	1,633

Income (loss) from continuing operations	(94,777)	92,651		(2,126)	12,755	(5,060)		7,695
Discontinued operations:
Income (loss) from discontinued operations, net of taxes	(4,053)	4,641	(i)	588	(20,818)	16,887	(i)	(3,931)
Loss from disposal of discontinued operations, net of taxes	(6,976)	6,976	(i)	—	—	—		—
Income (loss) from discontinued operations, net of taxes	(11,029)	11,617		588	(20,818)	16,887		(3,931)
Net income (loss)	$(105,806)	$104,268		$(1,538)	$(8,063)	$11,827		$3,764

Net income (loss) per common share:
Basic
Continuing operations	$(0.84)			$(0.02)	$0.12			$0.07
Discontinued operations	$(0.10)			$0.01	$(0.19)			$(0.04)
Net income (loss)	$(0.94)			$(0.01)	$(0.07)			$0.03
Diluted
Continuing operations	$(0.84)			$(0.02)	$0.10			$0.06
Discontinued operations	$(0.10)			0.01	$(0.19)			$(0.04)
Net income (loss)	$(0.94)			$(0.01)	$(0.07)			$0.03

Shares used in computing net income (loss) per share:
Basic	112,965	—		112,965	110,312	—		110,312
Diluted
Continuing operations	112,965	—		112,965	134,140	(2,298	)(l)	131,842
Discontinued operations	112,965	138	(j)	113,103	110,312	—		110,312
Net income (loss)	112,965	—		112,965	110,312	21,530	(k)	131,842

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Six-Month Period Ended
	September 30, 2005				September 30, 2004
	GAAP	Adjustments		Non-GAAP	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$155,749	$—		$155,749	$198,609	$—		$198,609
Cost of revenues	103,525	(15	)(m)	103,510	104,992	—		104,992
Gross profit	52,224	15		52,239	93,617	—		93,617
Operating expenses:
Research and development	31,856	(37	)(m)	31,819	46,127	(1,338	)(n)	44,789
Selling, marketing and administrative	33,555	(976	)(m)	32,579	37,248	(2,127	)(n)	35,121
Amortization of acquisition-related intangible assets	3,777	(3,777	)(c)	—	4,888	(4,888	)(c)	—
Restructuring charges	518	(518	)(d)	—	2,747	(2,747	)(d)	—
Goodwill impairment	90,602	(90,602	)(e)	—	—	—		—
Total operating expenses	160,308	(95,910)		64,398	91,010	(11,100)		79,910

Income (loss) from continuing operations	(108,084)	95,925		(12,159)	2,607	11,100		13,707
Interest and other income	8,131	101	(f)	8,232	5,502	1,250	(o)	6,752
Interest expense	(1,840)	—		(1,840)	(2,267)	—		(2,267)
Income (loss) from continuing operations before income taxes	(101,793)	96,026		(5,767)	5,842	12,350		18,192
Provision for (benefit from) income taxes	3,445	1,236	(g)	4,681	(9,345)	13,226	(h)	3,881

Income (loss) from continuing operations	(105,238)	94,790		(10,448)	15,187	(876)		14,311
Discontinued operations:
Loss from discontinued operations, net of taxes	(29,565)	24,190	(i)	(5,375)	(23,240)	19,043	(i)	(4,197)
Loss from disposal of discontinued operations, net of taxes	(6,976)	6,976	(i)	—	—	—		—
Loss from discontinued operations, net of taxes	(36,541)	31,166		(5,375)	(23,240)	19,043		(4,197)
Net income (loss)	$(141,779)	$125,956		$(15,823)	$(8,053)	$18,167		$10,114

Net income (loss) per common share:
Basic
Continuing operations	$(0.93)			$(0.09)	$0.14			$0.13
Discontinued operations	$(0.32)			$(0.05)	$(0.21)			$(0.04)
Net income (loss)	$(1.26)			$(0.14)	$(0.07)			$0.09
Diluted
Continuing operations	$(0.93)			$(0.09)	$0.12			$0.12
Discontinued operations	$(0.32)			$(0.05)	$(0.21)			$(0.04)
Net income (loss)	$(1.26)			$(0.14)	$(0.07)			$0.08

Shares used in computing net income (loss) per share:
Basic	112,705	—		112,705	110,076	—		110,076
Diluted
Continuing operations	112,705	—		112,705	131,302	—		131,302
Discontinued operations	112,705	—		112,705	110,076	—		110,076
Net income (loss)	112,705	—		112,705	110,076	21,226	(k)	131,302

(*) To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), we use non-GAAP measures of operating results, net income/(loss) and earnings per share, which are adjusted from results based on GAAP to exclude certain expenses, gains and losses.  These non-GAAP measures are provided to enhance the user’s overall understanding of our current financial performance and our prospects for the future.  Specifically, we believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that we believe are not indicative of our core operating results.  In addition, since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency in our financial reporting. Further, these non-GAAP results are one of the primary indicators management uses for assessing our performance, allocating resources and planning and forecasting future periods. The non-GAAP information is presented using consistent methodology from quarter-to-quarter and year-to-year. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results.

(a) Management incentive program of $0.2 million associated with the Snap Appliance acquisition (acquired in July 2004) and deferred compensation expense related to assumed stock options of $0.1 million associated with the Snap Appliance acquisition. These assumed options were negotiated as part of the acquisition and represent compensation over and above the amounts that we provide to these acquired employees.

(b) Management incentive program of $1.9 million associated with the Snap Appliance acquisition and deferred compensation expense related to assumed stock options of $0.8 million associated with the Platys (acquired in August 2001) and Snap Appliance acquisitions. These assumed options were negotiated as part of the acquisitions and represent compensation over and above the amounts that we provide to these acquired employees.

(c) Amortization of acquisition-related intangible assets, primarily core and existing technologies, patents and customer relationships intangible assets, related to the acquisitions of Platys, Eurologic (acquired in April 2003), ICP vortex (acquired in June 2003) and Elipsan (acquired in February 2004).

(d) Restructuring expense primarily related to adjustments made to previous restructuring plans in the first and second quarter of fiscal 2006 and to activities under the first and second quarter of fiscal 2005 restructuring plans to reduce headcount, consolidate facilities and other actions related to the Snap Appliance acquisition.

(e) Impairment of goodwill.

(f) Loss on repurchase of 3% convertible notes.

(g) Incremental income taxes associated with certain non-GAAP adjustments.

(h) Incremental income taxes associated with certain non-GAAP adjustments and a tax benefit from certain discrete tax events during the second quarter of fiscal 2005 related to the method and amount of settled tax controversies.

(i) Loss from disposal of the IBM i/p Series RAID business, impairment of the IBM i/p Series RAID business acquisition (acquired in June 2004),  write-off of in-process research and development costs associated with the acquisitions of Snap Appliance and the IBM i/p Series RAID business, amortization of acquisition-related intangible assets related to the acquisitions of Platys, Eurologic, ICP vortex, Snap Appliance and the IBM i/p Series RAID business, management incentive program associated with the Snap Appliance acquisition, deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition, cash hire-on payments associated with the IBM i/p Series RAID business acquisition, and incremental income taxes associated with certain GAAP and non-GAAP adjustments. Amounts are summarized below:

(in millions)	Three-month ended September 30, 2005	Three-month ended September 30, 2004	Six-month ended September 30, 2005	Six-month ended September 30, 2004	Three-month ended June 30, 2005

Impairment of the IBM i/p Series RAID Business	$—	$—	$15.5	$—	$15.5
Write-off of in-process research and development	—	2.2	—	5.2	—
Acquisition-related intangible assets	2.3	2.8	5.2	3.2	2.9
Management incentive program	2.0	1.0	2.7	1.0	0.7
Deferred compensation expense	1.0	0.1	1.1	0.1	0.1
Cash hire-on payments	—	0.6	—	0.6	—
Loss from disposal of IBM i/p Series RAID	7.0	—	7.0	—	—
Income taxes	(0.7)	10.2	(0.3)	8.9	0.3
Total	$11.6	$16.9	$31.2	$19.0	$19.5

(j) Anti-dilutive effect of employee options.

(k) Anti-dilutive effect of employee options and 3/4% convertible notes.

(l) Dilutive effect of 3/4% convertible notes.

(m) Management incentive program of $0.8 million associated with the Snap Appliance acquisition and deferred compensation expense related to assumed stock options of $0.2 million associated with the Platys and Snap Appliance acquisitions.

(n) Management incentive program of $1.9 million associated with the Snap Appliance acquisition, deferred compensation expense related to assumed stock options of $1.5 million associated with the Platys and Snap Appliance acquisitions.

(o) Expense related to a license and release agreement to settle claims that some of our products infringed certain patents.

(p) Management incentive program of $0.6 million associated with the Snap Appliance acquisition and deferred compensation expense related to assumed stock options of $0.2 million associated with the Platys and Snap Appliance acquisitions.

Adaptec, Inc.

Summary Balance Sheet and Cash Flow Data

(unaudited)

Balance Sheet Data

	As of
	September 30, 2005	March 31, 2005	September 30, 2004
	(in thousands)

Cash, cash equivalents and marketable securities	$488,976	$526,556	$529,988
Accounts receivable, net	74,121	70,159	76,954
Inventories	33,119	60,204	65,115
Goodwill and other intangible assets	25,064	170,943	253,788
Other assets	96,366	135,644	162,697
Assets from discontinued operations	37,297	—	—
Total assets	$754,943	$963,506	$1,088,542

Current liabilities	139,076	177,644	174,199
Liabilities from discontinued operations	4,554	—	—
Convertible notes and other long-term obligations	240,684	275,539	273,736
Stockholders’ equity	370,629	510,323	640,607
Total liabilities and stockholders’ equity	$754,943	$963,506	$1,088,542

Cash Flow Data

	Three-Month Period Ended
	September 30, 2005	June 30, 2005	September 30, 2004
	(in thousands)

Net income (loss) from continuing operations	$(94,777)	$(10,461)	$12,755
Adjustments to reconcile income (loss) from continuing operations to net cash provided by (used for) operations:
Non-cash P&L items:
Goodwill impairment	90,602	—	—
Stock-based compensation	77	187	750
Non-cash effect of tax settlement	—	—	(4,068)
Loss on repurchase of 3% convertible notes	16	86	—
Depreciation and amortization	6,569	6,475	9,154
Deferred income taxes	—	—	56
Other items	(262)	133	104
Changes in assets and liabilities	3,611	(18,661)	(12,128)
Net cash provided by (used for) operating activities of continuing operations	5,836	(22,241)	6,623
Net cash provided by (used for) operating activities of discontinued operations	5,854	(774)	(14,793)
Net cash provided by (used for) operating activities	$11,690	$(23,015)	$(8,170)

Other significant cash flow activities:
Payments for business acquisitions, net of cash acquired	—	—	(43,021)
Repurchase of 3% convertible notes	(4,343)	(18,645)	—

Adaptec, Inc.

GAAP Condensed Consolidated Statements of Operations and

Reconciliation of GAAP to Non-GAAP Operating Results (*)

(unaudited)

	Three-Month Period Ended June 30, 2005
	GAAP	Adjustments		Non-GAAP
	(in thousands, except per share amounts)

Net revenues	$72,515	$—		$72,515
Cost of revenues	49,210	—		49,210
Gross profit	23,305	—		23,305
Operating expenses:
Research and development	16,176	17	(p)	16,193
Selling, marketing and administrative	17,282	(768	)(p)	16,514
Amortization of acquisition-related intangible assets	2,016	(2,016	)(c)	—
Restructuring charges	40	(40	)(d)	—
Total operating expenses	35,514	(2,807)		32,707
Loss from continuing operations	(12,209)	2,807		(9,402)
Interest and other income	3,608	86	(f)	3,694
Interest expense	(972)	—		(972)
Loss from continuing operations before income taxes	(9,573)	2,893		(6,680)
Provision for income taxes	888	754	(g)	1,642
Loss from continuing operations	(10,461)	2,139		(8,322)
Discontinued operations:
Loss from discontinued operations, net of taxes	(25,512)	19,549	(i)	(5,963)
Loss from discontinued operations, net of taxes	(25,512)	19,549		(5,963)
Net loss	$(35,973)	$21,688		$(14,285)

Net loss per common share:
Basic
Continuing operations	$(0.09)			$(0.07)
Discontinued operations	$(0.23)			$(0.05)
Net income (loss)	$(0.32)			$(0.13)
Diluted
Continuing operations	$(0.09)			$(0.07)
Discontinued operations	$(0.23)			$(0.05)
Net income (loss)	$(0.32)			$(0.13)

Shares used in computing net loss per share:
Basic	112,445	—		112,445
Diluted	112,445	—		112,445

Please see the footnotes accompanying the Condensed Consolidated Statement of Operations for the three- and six-month period ended September 30, 2005 and 2004 for an explanation of the footnotes referred to in the table above.

Adaptec, Inc.

Reconciliation of Continuing Operations with Combined Operations

Q2’06 Results

($ in millions, except per share amounts)

(unaudited)

	Quarter Ended September 30, 2005
	GAAP	Adjustments		Non-GAAP
Net Revenue - Continuing Operations	$83.2	$0.0		$83.2
Net Revenue - Discontinued Operations	$0.0	$31.9		$31.9
Total Net Revenue	$83.2	$31.9		115.1 *

Gross Margin - Continuing Operations	35%	0%		35%
Gross Margin - Discontinued Operations	0%	28%		28%
Total Gross Margin	35%			33%*

Loss - Continuing Operations	$(94.8)	$92.7	**	$(2.1)
Income - Discontinued Operations	$(11.0)	$11.6	***	$0.6
Total Net Loss	$(105.8)	$104.3		$(1.5)

Loss Per Share - Continuing Operations	$(0.84)	$0.82	**	$(0.02)
Income (Loss) Per Share - Discontinued Operations	$(0.10)	$0.11	***	$0.01
Total Net Loss Per Share	$(0.94)	$0.93		$(0.01)

Adjustments

*                                         Total net revenue and total gross margin are being provided as a bridge between our results and our previous forecast. At the time of our previous forecast, all of our operations were continuing operations.

**                                  Amortization of acquisition-related intangible assets of $1.8 million, management incentive program associated with the Snap Appliance acquisition of $0.2 million, deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition of $0.1 million, adjustments related to previous restructuring plans of $0.5 million, goodwill impairment of $90.6 million, immaterial loss on repurchase of 3% convertible notes and $(0.5) million of incremental income taxes associated with certain non-GAAP adjustments.

***                           Amortization of acquisition-related intangible assets of $2.3 million, management incentive program associated with the Snap Appliance acquisition of $2.0 million, deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition of approximately $1.0 million, loss from the disposal of the IBM i/p Series RAID business of $7.0 million and $(0.7) million of incremental income taxes  associated with certain non-GAAP adjustments.

Adaptec, Inc.

Reconciliation of Continuing Operations with Combined Operations

Q1’06 Results

($ in millions, except per share amounts)

(unaudited)

	Quarter Ended June 30, 2005
	GAAP	Adjustments		Non-GAAP
Net Revenue - Continuing Operations	$72.5	$0.0		$72.5
Net Revenue - Discontinued Operations	$0.0	$33.4	****	$33.4
Total Net Revenue	$72.5	$33.4		$105.9 *

Gross Margin - Continuing Operations	32%	0%		32%
Gross Margin - Discontinued Operations	0%	14%		14%
Total Gross Margin	32%			27%*

Loss - Continuing Operations	$(10.5)	$2.2	**	$(8.3)
Loss - Discontinued Operations	$(25.5)	$19.5	***	$(6.0)
Total Net Loss	$(36.0)	$21.7		$(14.3)

Loss Per Share - Continuing Operations	$(0.09)	$0.02	**	$(0.07)
Loss Per Share - Discontinued Operations	$(0.23)	$0.18	***	$(0.05)
Total Net Loss Per Share	$(0.32)	$0.19		$(0.13)

Adjustments

*                               Total net revenue and total gross margin are being provided as a bridge between our results and our previous forecast. At the time of our previous forecast, all of our operations were continuing operations.

**                        Amortization of acquisition-related intangible assets of $2.0 million, management incentive program associated with the Snap Appliance acquisition of $0.6 million, deferred compensation expense related to assumed stock options associated with the Platys and Snap Appliance acquisitions of $0.2 million, immaterial adjustments to previous restructuring plans, loss on repurchase of 3% convertible notes of $0.1 million and ($0.7) million of incremental income taxes associated with certain non-GAAP adjustments.

***                 Impairment related to the IBM i/p Series RAID business acquisition of $15.5 million, amortization of acquisition-related intangible assets of approximately $2.9 million, management incentive program associated with Snap Appliance acquisition of approximately $0.7 million, deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition of approximately $0.1 million and $0.3 million of incremental income taxes associated with certain non-GAAP adjustments.

****          Net revenue of discontinued operations excludes $7.5 million of an impairment on the IBM i/p Series RAID business.

Adaptec, Inc.

Reconciliation of Continuing Operations with Combined Operations

Q2’05 Results

($ in millions, except per share amounts)

(unaudited)

	Quarter Ended September 30, 2004
	GAAP	Adjustments		Non-GAAP
Net Revenue - Continuing Operations	$99.8	$0.0		$99.8
Net Revenue - Discontinued Operations	$0.0	$21.9		$21.9
Total Net Revenue	$99.8	$21.9		$121.7	*

Gross Margin - Continuing Operations	47%	0%		47%
Gross Margin - Discontinued Operations	0%	32%		32%
Total Gross Margin	47%			44	%*

Loss - Continuing Operations	$12.8	$(5.1	)**	$7.7
Loss - Discontinued Operations	$(20.8)	$16.9	***	$(3.9)
Total Net Loss	$(8.0)	$11.8		$3.8

Income Per Share - Continuing Operations	$0.10	$(0.04	)**	$0.06
Loss Per Share - Discontinued Operations	$(0.19)	$0.15	***	$(0.04)
Total Net Income (Loss) Per Share	$(0.07)	$0.10		$0.03

Adjustments

*                               Total net revenue and total gross margin are being provided as a bridge between our results and our previous forecast. At the time of our previous forecast, all of our operations were continuing operations.

**                        Amortization of acquisition-related intangible assets of $2.4 million, management incentive program associated with the Snap Appliance acquisition of $1.9 million, deferred compensation expense related to assumed stock options associated with the Platys and Snap Appliance acquisitions of $0.8 million, adjustments to previous restructuring plans of $1.9 million and ($12.1) million of incremental income taxes associated with certain non-GAAP adjustments.

***                 Amortization of acquisition-related intangible assets of $2.8 million, management incentive program associated with the Snap Appliance acquisition of $1.0 million, deferred compensation expense related to assumed stock options associated with the Snap Appliance acquisition of approximately $0.1 million, write-off of in-process research and development costs associated with the acquisition of Snap Appliance of $2.2 million, cash hire-on payments associated with the IBM i/p Series RAID business acquisition of $0.6 million and $10.2 million of incremental income taxes associated with certain non-GAAP adjustments.